UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21769

                         RESTORATION OPPORTUNITIES FUND
     ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Two Galleria Tower
                           13455 Noel Road, Suite 800
                               DALLAS, TEXAS 75240
     ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                James D. Dondero
                         Restoration Opportunities Fund
                               Two Galleria Tower
                           13455 Noel Road, Suite 800
                               DALLAS, TEXAS 75240
     ---------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (877) 665-1287
                                                          -----------------
                      Date of fiscal year end: DECEMBER 31
                                              -------------------
                   Date of reporting period: DECEMBER 31, 2006
                                            ----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                              [HIGHLAND FUNDS LOGO]

                                                                      managed by
                                                Highland Capital Management L.P.

                         RESTORATION OPPORTUNITIES FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2006

[LOGO]                   RESTORATION OPPORTUNITIES FUND                   [LOGO]
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Portfolio Manager's Letter ................................................    1
Fund Profile ..............................................................    3
Financial Statements ......................................................    4
   Investment Portfolio ...................................................    5
   Statement of Assets and Liabilities ....................................    7
   Statement of Operations ................................................    8
   Statements of Changes in Net Assets ....................................    9
   Statement of Cash Flows ................................................   10
   Financial Highlights ...................................................   11
   Notes to Financial Statements ..........................................   12
Report of Independent Registered Public Accounting Firm ...................   18
Additional Information ....................................................   19
Important Information About This Report ...................................   21

                Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

                                                  RESTORATION OPPORTUNITIES FUND

Dear Shareholders:

Restoration Opportunities Fund (the "Fund"), is a non-diversified, closed-end management investment company that seeks to achieve high total returns while minimizing losses.

PERFORMANCE SUMMARY

For the year ended December 31, 2006, the common shares of the Fund returned 23.43%. That was greater than the return of the Fund's benchmark, the Credit Suisse ("CS") Distressed Leveraged Loan Index, which was 13.35% for the year. We believe the Fund was able to outperform because of favorable security selection and sector allocation.

DISTRESSED DEBT MARKETS OVERVIEW

The CS Distressed Leveraged Loan Index generated a total return of 13.35% during 2006. Additionally, the distressed High Yield bond sector, as tracked by CS, returned 39.82% during 2006. Within the distressed High Yield bond sector, aerospace, utility and telecommunications led the way with the highest returns during 2006, while consumer durables, retail and diversified media showed the greatest underperformance for the year.

As of December 31, 2006, the twelve-month rolling high yield default rate decreased to 0.73%, according to CS. The default rate through December marked the lowest default rate in ten years. During the year, there were 42 bond defaults totaling approximately $6.4 billion, in comparison to last year's 68 defaults on $22.6 billion. The primary markets remained fairly aggressive in pricing lower-tiered credits, with issuers rated B or lower comprising 61.5% of new high yield offerings brought to market during 2006.

HIGH YIELD DEFAULT RATE: 1982-2006
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

2.22%  1.08%  1.01%  3.45%  2.89%  4.78%  1.59%  3.78%  7.88%  8.8%  3.34% 1.83%
--------------------------------------------------------------------------------
1982   1983   1984   1985   1986   1987   1988   1989   1990   1991  1992  1993

0.86%  2.33%  1.37%  0.99%  1.28%  4.05%  4.50%  9.15%  15.41%  4.13%  1.27%  2.61%  0.73%
------------------------------------------------------------------------------------------
1994   1995   1996   1997   1998   1999   2000   2001   2002    2003   2004   2005   2006

--------------------------------------------------------------------------------

Source: Credit Suisse

                                                               Annual Report | 1

--------------------------------------------------------------------------------

                                                  RESTORATION OPPORTUNITIES FUND

LEVERAGE LOAN MARKET OVERVIEW

As tracked by the CS Distressed Leveraged Loan Index, spreads on leveraged loans widened during the fiscal year from a weighted average spread of 350 bps at December 31, 2005, to 387 bps at December 31, 2006. As you can see in the chart below, three month London Interbank Offered Rate ("LIBOR") rose from 4.54% at December 31, 2005, to 5.36% at December 31, 2006. As a result, the weighted average coupon on leverage loans, as tracked by the CS Distressed Leverage Loan Index, increased 132 bps over the year from 7.92% at December 31, 2005, to 9.24% at December 31, 2006.

                       3 MONTH LIBOR - 12/31/05 -12/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

12/31/05 4.54
1/31/06  4.68
2/28/06  4.82
3/31/06  5.00
4/30/06  5.13
5/31/06  5.24
6/30/06  5.48
7/31/06  5.47
8/31/06  5.40
9/30/06  5.37
10/31/06 5.37
11/30/06 5.37
12/31/06 5.36

*     Source British Bankers Association

PORTFOLIO OVERVIEW

During the year ended December 31, 2006, the Fund held core positions in Triton PCS, Inc., a provider of wireless personal communications services, and Trussway, a manufacturer of factory built housing components. These holdings represent 14.2% and 13.8% of net assets, respectively, as of December 31, 2006 and are subject to change.

We thank you for your investment in the Fund.

/s/ Pat Daugherty               /s/ Kurt Plumer

PAT DAUGHERTY                   KURT PLUMER
Portfolio Manager               Portfolio Manager

Pat Daugherty and Kurt Plumer have been portfolio managers of the Restoration Opportunities Fund since May 17, 2005.

Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the fund's net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could require the Fund's managers to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.

The Fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holding can have a greater impact on the Fund's net asset value than could a default in a more diversified portfolio.

Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the Fund's managers and are subject to change.

Prior investment returns are not indicative of future results.

2 | Annual Report

FUND PROFILE
--------------------------------------------------------------------------------

                                                  RESTORATION OPPORTUNITIES FUND

--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------

      The Restoration Opportunities Fund (the "Fund") seeks to achieve high total returns while minimizing losses.

--------------------------------------------------------------------------------
Total Net Assets of Common Shares as of December 31, 2006
--------------------------------------------------------------------------------

      $73.0 million

--------------------------------------------------------------------------------
Portfolio Data as of December 31, 2006
--------------------------------------------------------------------------------

      The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

                    -----------------------------------------
                    QUALITY BREAKDOWN AS OF 12/31/06 (%)*
                    -----------------------------------------
                    B                                    42.4
                    -----------------------------------------
                    Ba                                    3.5
                    -----------------------------------------
                    Caa                                  32.3
                    -----------------------------------------
                    NR                                   21.8
                    -----------------------------------------

               -------------------------------------------------
               TOP 5 SECTORS AS OF 12/31/06 (%)*
               -------------------------------------------------
               Telecommunications/Cellular                  17.9
               -------------------------------------------------
               Housing -- Building Materials                15.1
               -------------------------------------------------
               Service-Environmental Services               13.9
               -------------------------------------------------
               Utilities                                     7.4
               -------------------------------------------------
               Healthcare -- Medical Products                5.7
               -------------------------------------------------

             ----------------------------------------------------
             TOP 10 HOLDINGS AS OF 12/31/06 (%)*
             ----------------------------------------------------
             SunCom Wireless Holdings, Inc.                  14.7
             ----------------------------------------------------
             Safety-Kleen Systemsm, Inc.                     13.9
             ----------------------------------------------------
             Trussway Industries, Inc. (Common Stock)         8.6
             ----------------------------------------------------
             Trussway Industries, Inc. (Senior Loan Notes)    6.3
             ----------------------------------------------------
             Rotech Healthcare, Inc.                          4.9
             ----------------------------------------------------
             Mirant Corp.                                     4.9
             ----------------------------------------------------
             Clearwire Corp.                                  4.4
             ----------------------------------------------------
             Cricket Communications Corp.                     4.0
             ----------------------------------------------------
             Chiquita Brands International, Inc.              3.0
             ----------------------------------------------------
             CCH I LLC                                        2.8
             ----------------------------------------------------

* Quality is calculated as a percentage of total notes and bonds. Sectors and holdings are calculated as a percentage of net assets applicable to Common Shareholders.

                                                               Annual Report | 3

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

                        A GUIDE TO UNDERSTANDING THE FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The Investment Portfolio details all of the Fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the Fund's assets, liabilities, net assets and Class Z Common Share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund's liabilities (including any unpaid expenses) from the total of the Fund's investment and non-investment assets. The net asset value for Class Z Common Shares is calculated by dividing net assets for that class by the number of common shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, any unrealized gains or losses recognized over the period as well as any distributions to preferred shareholders. The total of these results represents the Fund's net increase or decrease in net assets from operations applicable to common shareholders.

STATEMENTS OF CHANGES IN NET ASSETS

These statements detail how the Fund's net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of common shares outstanding.

STATEMENT OF CASH FLOWS

This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

FINANCIAL HIGHLIGHTS

The Financial Highlights demonstrate how the Fund's net asset value per common share was affected by the Fund's operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4 | Annual Report

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------

SENIOR LOAN NOTES (a) - 9.8%

CABLE - US CABLE - 2.5%
 1,530,819   Knology, Inc.
                Second Lien Term Loan,
                15.38%, 06/29/11 ...............................      1,806,366
                                                                   ------------
FOOD AND DRUG - 0.8%
 1,525,000   Nellson Nutraceutical, Inc.
                Second Lien Term Loan,
                13.75%, 04/04/10 ...............................        562,344
                                                                   ------------
HOUSING - BUILDING MATERIALS - 6.3%
 4,623,683   Trussway Industries, Inc.
                Term Loan, 8.85%, 05/31/09 (b) (c) .............      4,623,683
                                                                   ------------
TRANSPORTATION - AUTO - 0.2%
             Penda Corp.
   131,341      Revolver, 8.17%, 05/03/10 (b) (d) (h) ..........        131,341
   457,405      Term Loan, 9.93%, 05/03/10 (b) (h) .............         45,741
                                                                   ------------
                                                                        177,082
                                                                   ------------
                Total Senior Loan Notes
                   (Cost $7,925,913) ...........................      7,169,475
                                                                   ------------

FOREIGN DENOMINATED SENIOR LOAN NOTES (a) - 2.7%

CABLE - INTERNATIONAL CABLE - 2.7%

FRANCE - 2.7%
EUR
             Ypso Holding SA
                Acqusition Facility,
   555,000      7.63%, 06/06/16 ................................        726,945
                Mezzanine Recap Facility,
   945,000      7.65%, 06/06/16 ................................      1,275,136
                                                                   ------------
                                                                      2,002,081
                                                                   ------------
                Total Foreign Denominated
                  Senior Loan Notes
                  (Cost $1,916,853) ............................      2,002,081
                                                                   ------------
CORPORATE NOTES AND BONDS - 51.2%

BROADCASTING - 1.3%
 1,000,000   Young Broadcasting, Inc.
                10.00%, 03/01/11 ...............................        955,000
                                                                   ------------
CABLE - US CABLE - 2.8%
 2,000,000   CCH I LLC
                11.00%, 10/01/15 ...............................      2,062,500
                                                                   ------------
CONSUMER NON-DURABLES - OTHER NON-DURABLES - 0.7%
   500,000   Remington Arms Co., Inc.
                10.50%, 12/01/11 ...............................        473,750
                                                                   ------------
CONTAINERS, PACKAGING AND GLASS - 0.1%
   125,000   Solo Cup Co.
                8.50%, 02/15/14 ................................        108,125
                                                                   ------------
FOOD AND DRUG - 1.6%
   992,766   Cinacalcet Royalty Sub LLC
                8.00%, 03/30/17 ................................      1,131,753
                                                                   ------------

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------

FOOD/TOBACCO - FOOD/TOBACCO PRODUCERS - 4.0%
 2,400,000   Chiquita Brands International, Inc.
                7.50%, 11/01/14 ................................      2,196,000
 1,017,778   Swift & Co., PIK Holdco Notes
                8.00%, 03/19/10 ................................        753,156
                                                                   ------------
                                                                      2,949,156
                                                                   ------------
GAMING/LEISURE - OTHER LEISURE - 1.2%
 1,000,000   True Temper Sports, Inc.
                8.38%, 09/15/11 ................................        870,000
                                                                   ------------
HEALTHCARE - ACUTE CARE - 2.2%
 1,500,000   HCA Inc.
                6.50%, 02/15/16 ................................      1,263,750
   500,000   HCA, Inc.
                7.50%, 11/15/45 ................................        376,059
                                                                   ------------
                                                                      1,639,809
                                                                   ------------
HEALTHCARE - MEDICAL PRODUCTS - 5.7%
   750,000   Medquest, Inc., Series B
                11.88%, 08/15/12 ...............................        622,500
 3,625,000   Rotech Healthcare, Inc.
                9.50%, 04/01/12 ................................      3,570,625
                                                                   ------------
                                                                      4,193,125
                                                                   ------------
METALS/MINERALS - OTHER METALS/MINERALS - 0.9%
   650,000   Doe Run Resources Corp.
                11.75%, 11/01/08 (f) ...........................        643,500
                                                                   ------------
RETAIL - 0.3%
   250,000   Movie Gallery Inc.
                11.00%, 05/01/12 ...............................        193,750
                                                                   ------------
TELECOMMUNICATIONS/CELLULAR - 17.9%
 1,250,000   Grande Communications Holdings, Inc.
                14.00%, 04/01/11 ...............................      1,371,875
             SunCom Wireless Holdings, Inc.
 1,000,000      8.50%, 06/01/13 ................................        962,500
11,500,000      8.75%, 11/15/11 (g) ............................     10,752,500
                                                                   ------------
                                                                     13,086,875
                                                                   ------------
TRANSPORTATION - AUTO - 1.8%
   500,000   American Tire Distributors Holdings, Inc.
                11.62%, 04/01/12 (e) ...........................        477,500
   400,000   Delphi Corp.
                05/01/29 (h) ...................................        442,000
   500,000   Federal-Mogul Corp.
                07/01/10 (h) ...................................        368,750
                                                                   ------------
                                                                      1,288,250
                                                                   ------------
UTILITIES - 2.3%
 5,000,000   Enron Corp.
                11/15/05 (h) (i) ...............................      1,700,000
                                                                   ------------
WIRELESS - CELLULAR/PCS - 4.0%
 2,750,000   Cricket Communications Corp.
                9.38%, 11/01/14 (j) ............................      2,901,250
                                                                   ------------

                             See accompanying Notes to Financial Statements. | 5

--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------------------------------------------------------------------

CORPORATE NOTES AND BONDS (CONTINUED)

WIRELESS COMMUNICATIONS - 4.4%
 2,750,000   Clearwire Corp.
                11.00%, 08/15/10 ...............................      3,190,881
                                                                   ------------
                Total Corporate Notes and Bonds
                   (Cost $32,657,732) ..........................     37,387,724
                                                                   ------------
   SHARES
   ------

COMMON STOCKS - 32.6%

BROADCASTING - 1.5%
   153,279   GrayTelevision, Inc. ..............................      1,123,535
                                                                   ------------
ENERGY - EXPLORATION & PRODUCTION - 2.4%
   108,000   Key Energy Services, Inc. (k) .....................      1,690,200
     2,192   Trico Marine Services, Inc. (k) ...................         83,976
                                                                   ------------
                                                                      1,774,176
                                                                   ------------
HOUSING - BUILDING MATERIALS - 8.8%
     4,930   Owens Corning, Inc. (k) ...........................        147,407
    70,329   Trussway Industries, Inc. (b) (c) (k) .............      6,259,281
                                                                   ------------
                                                                      6,406,688
                                                                   ------------
RETAIL - 1.0%
12,265,769   Home Interiors & Gifts, Inc. (k) ..................        735,946
                                                                   ------------
SERVICE - ENVIRONMENTAL SERVICES - 13.9%
   449,903   Safety-Kleen Systems, Inc. (k) ....................     10,122,816
                                                                   ------------
TRANSPORTATION-AUTO - 0.0%
    17,381   Penda Corp. (b) (k) ...............................              0
                                                                   ------------
UTILITIES - 5.0%
   112,390   Mirant Corp. (k) ..................................      3,548,138
     4,465   Portland General Electric Co. .....................        121,675
                                                                   ------------
                                                                      3,669,813
                                                                   ------------
                Total Common Stocks
                   (Cost $14,463,982) ..........................     23,832,974
                                                                   ------------

   UNITS
   -----

WARRANTS - 0.5%

CABLE - US CABLE - 0.0%
     1,250   Grande Communications Holdings,
                Inc., expires 04/01/11 (k) .....................             13
                                                                   ------------
WIRELESS COMMUNICATIONS - 0.5%
   220,000   Clearwire Corp., expires 08/15/10 (k) .............        329,120
                                                                   ------------
                Total Warrants
                   (Cost $374,013) .............................        329,133
                                                                   ------------

  SHARES
  ------

CLAIMS - 0.1%

UTILITIES - 0.1%

 2,400,000   Mirant Corp. (k) (l) ..............................         48,000
                                                                   ------------
                Total Claims
                   (Cost $0) ...................................         48,000
                                                                   ------------

--------------------------------------------------------------------------------
                                                                     VALUE ($)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS - 96.9% ......................................     70,769,387
   (cost of $57,338,493) (m)                                       ------------

PREFERRED SHARES AT LIQUIDATION VALUE - (0.6)% .................       (411,000)
                                                                   ------------
OTHER ASSETS & LIABILITIES, NET - 3.7% .........................      2,691,533
                                                                   ------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0% ..........     73,049,920
                                                                   ============

----------
(a) Senior loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2006. Senior loans, while exempt from registration under the Security Act of 1933, as amended (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturities may be substantially less than the stated maturities shown.

(b) Represents fair value as determined in good faith under the direction of the Board of Trustees. At December 31, 2006, the value of fair valued securities amounted to $11,060,046 or 15.1% of net assets applicable to common shareholders.

(c)   Affiliated issuer and represents an illiquid security. See Note 9.

(d)   Additional unfunded commitment. See Note 8.

(e) Variable rate note. The interest rate shown reflect the rate in effect at December 31, 2006.

(f) Restricted security, e.g., security not registered under the 1933 Act, excluding Rule 144A securities. At December 31, 2006, the value of this restricted security amounted to $643,500 or 0.9% of net assets applicable to common shareholders. Additional information about the restricted security is as follows:

      Acquition                      Acquition
      Security                          Date                            Cost
      --------------------------------------------------------------------------
      Doe Run Resources Corp.         08/16/06                       $  617,500

(g) Securities (or a portion of securities) on loan as of December 31, 2006. See Note 10.

(h) The issuer is in default of certain debt covenants. Income is not being accrued.

(i)   This issue is under the protection of the Federal Bankruptcy Court.

(j) Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2006, these securities amounted to $2,901,250 or 4.0% of net assets applicable to common shareholders. These securities have been determined by the investment adviser to be liquid securities.

(k)   Non-income producing security.

(l) Security is the result of company restructuring that will be converted into equity upon the completion of court proceedings.

(m)   Cost for federal income tax purposes is $57,338,493.

PIK   Payment in Kind

6 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

                                                                                                                          ($)
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments:
     Unaffiliated issuers, at value (Cost $51,071,599) ............................................................   59,886,423
     Affiliated issuers, at value (Cost $6,266,894) (Note 9) ......................................................   10,882,964
                                                                                                                      ----------
   Total investments, at value (Cost $57,338,493) .................................................................   70,769,387
   Cash ...........................................................................................................    4,490,179
   Cash held as collateral for securities loaned (Note 10) ........................................................    2,827,200
   Receivable for:
       Dividend, interest and fees ................................................................................      998,568
   Other assets ...................................................................................................       46,135
                                                                                                                      ----------
       Total assets ...............................................................................................   79,131,469
                                                                                                                      ----------
LIABILITIES:
   Payable upon return of securities loaned (Note 10) .............................................................    2,827,200
   Payables for:
     Investment advisory fee payable ..............................................................................      266,849
     Carried interest fee (Note 4) ................................................................................    2,518,564
     Accrued expenses and other liabilities .......................................................................       57,936
   Series P Preferred Shares ($1,000 net asset and liquidation value per share, aggregate of 411 shares
     issued and outstanding) ......................................................................................      411,000
                                                                                                                      ----------
       Total liabilities ..........................................................................................    6,081,549
                                                                                                                      ----------
NET ASSETS APPLICABLE TO COMMON SHARES ............................................................................   73,049,920
                                                                                                                      ==========

COMPOSITION OF NET ASSETS:
   Par value of common shares (Note 1) ............................................................................        5,849
   Paid-in capital in excess of par value of common shares ........................................................   60,119,695
   Undistributed net investment income ............................................................................      (50,169)
   Accumulated net realized gain/(loss) on investments and foreign currency transactions ..........................     (448,500)
   Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities
   denominated in foreign currency ................................................................................   13,423,045
                                                                                                                      ----------
NET ASSETS APPLICABLE TO COMMON SHARES, AT VALUE ..................................................................   73,049,920
                                                                                                                      ==========

CLASS Z COMMON SHARES:
   Net assets .....................................................................................................   73,049,920
   Shares outstanding (unlimited shares authorized) ...............................................................    5,848,739
   Net asset value, offering and redemption price per share (net assets/shares outstanding) .......................        12.49

                             See accompanying Notes to Financial Statements. | 7

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2006              RESTORATION OPPORTUNITIES FUND

                                                                                                                          ($)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest from unaffiliated issuers (net of taxes withheld of $735) .............................................    6,823,835
   Interest from affiliated issuers (Note 9) ......................................................................      489,582
   Dividends ......................................................................................................       93,459
   Securities lending income ......................................................................................      232,255
                                                                                                                      ----------
     Total investment income ......................................................................................    7,639,131

EXPENSES:
   Investment management fee (Note 4) .............................................................................      975,172
   Carried interest fees (Note 4) .................................................................................    2,518,564
   Fund administration fee ........................................................................................      156,489
   Transfer agent fee .............................................................................................       31,127
   Professional fees ..............................................................................................       51,701
   Directors' fees and expenses (Note 4) ..........................................................................       41,756
   Custodian fees .................................................................................................        5,064
   Amortization of offering costs (Note 2) ........................................................................       76,784
   Printing and postage expense ...................................................................................       11,288
   Miscellaneous expense ..........................................................................................       33,199
                                                                                                                      ----------
     Net expenses .................................................................................................    3,901,144
                                                                                                                      ----------
     Net investment income ........................................................................................    3,737,987
                                                                                                                      ----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) on investments from unaffiliated issuers ..............................................     (355,833)
   Net realized gain/(loss) on foreign currency transactions ......................................................      (46,616)
   Net change in unrealized appreciation/(depreciation) on investments ............................................   10,539,978
   Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 8) .........................       21,191
   Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities
     denominated in foreign currency ..............................................................................       (7,849)
                                                                                                                      ----------
        Net realized and unrealized gain/(loss) on investments ....................................................   10,150,871
                                                                                                                      ----------

DECLARED DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From net investment income .....................................................................................      (32,880)
                                                                                                                      ----------
     Net increase in net assets, applicable to common shareholders ................................................   13,855,978
                                                                                                                      ==========

8 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  RESTORATION OPPORTUNITIES FUND

                                                                                                      ---------------------------
                                                                                                          YEAR         PERIOD
                                                                                                          ENDED         ENDED
                                                                                                      DECEMBER 31,   DECEMBER 31,
                                                                                                         2006($)      2005(a)($)
                                                                                                      ---------------------------
INCREASE IN NET ASSETS:

FROM OPERATIONS
Net investment income from unaffiliated and affiliated issuers .....................................    3,737,987      1,996,626
Net realized gain/(loss) on investments from unaffiliated issuers and foreign
   currency transactions ...........................................................................     (402,449)       598,146
Net change in unrealized appreciation/(depreciation) on investments and translation
   of assets and liabilities denominated in foreign currency and unfunded transactions .............   10,553,320      2,869,725
Distributions to preferred shareholders from net investment income, including change
   in accumulated undeclared distributions .........................................................      (32,880)       (20,539)
                                                                                                       ----------     ----------
     Net change in net assets from operations ......................................................   13,855,978      5,443,958

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Class Z
   From net investment income ......................................................................   (3,638,148)    (2,035,187)
   From return of capital ..........................................................................           --        (51,333)
   From capital gains ..............................................................................           --       (860,653)
                                                                                                       ----------     ----------
     Total distributions declared to common shareholders ...........................................   (3,638,148)    (2,947,173)

SHARE TRANSACTIONS FROM COMMON SHARES
Class Z
   Subscriptions ...................................................................................           --     53,750,000
   Distributions reinvested ........................................................................    3,638,132      2,947,173
                                                                                                       ----------     ----------
     Net increase from share transactions from common shares .......................................    3,638,132     56,697,173
                                                                                                       ----------     ----------
     Total increase in net assets from common shares ...............................................   13,855,962     59,193,958

NET ASSETS APPLICABLE TO COMMON SHARES
Beginning of period ................................................................................   59,193,958             --
                                                                                                       ----------     ----------
End of period (including overdistributed net investment income of $(50,169) and
   $(3,818), respectively) .........................................................................   73,049,920     59,193,958
                                                                                                       ==========     ==========
CHANGE IN COMMON SHARES
Class Z
   Subscriptions ...................................................................................           --      5,280,725
   Issued for distributions reinvested .............................................................      291,285        276,729
                                                                                                       ----------     ----------
     Net increase in common shares .................................................................      291,285      5,557,454

-----------
(a) Restoration Opportunities Fund commenced investment operations on May 18, 2005.

                              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  9

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2006              RESTORATION OPPORTUNITIES FUND

                                                                                              ($)
-----------------------------------------------------------------------------------------------------
CASH FLOWS USED FOR OPERATING ACTIVITIES
   Net investment income .............................................................     3,737,987

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH
USED FOR OPERATING ACTIVITIES
   Purchase of investments securities ................................................   (50,035,845)
   Proceeds from disposition of investment securities ................................    44,749,990
   Increase in receivable for securities lending .....................................    (2,827,200)
   Increase in dividends, interest and fees receivable ...............................      (125,897)
   Decrease in other assets ..........................................................        30,649
   Net amortization of premium/(discount) ............................................    (1,332,866)
   Increase in payable upon receipt of securities loaned .............................     2,827,200
   Decrease in payable for investments purchased .....................................    (2,362,500)
   Increase in payables to related parties ...........................................     1,663,841
   Decrease in mark-to-market on unrealized gain/(loss) on foreign currency ..........        (7,849)
   Decrease in other liabilities .....................................................      (343,730)
                                                                                         -----------
     Net cash flow from operating activities .........................................    (4,026,220)
                                                                                         -----------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
   Distributions to Preferred Shareholders from net investment income ................       (32,880)
                                                                                         -----------
     Net cash flow provided by financing activities ..................................       (32,880)
                                                                                         -----------
     Net decrease in cash ............................................................    (4,059,100)

CASH
   Beginning of the period ...........................................................     8,549,279
   End of the period .................................................................     4,490,179
                                                                                         ===========

10 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  RESTORATION OPPORTUNITIES FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

--------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED    PERIOD ENDED
                                                                                     DECEMBER 31,   DECEMBER 31,
CLASS Z SHARES PER SHARE OPERATING PERFORMANCE:                                          2006          2005 (a)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $     10.65     $     10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                                    0.66            0.38
   Net realized and unrealized gain on investments                                          1.84            0.83

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Dividends from net investment income to preferred shareholders                          (0.01)             --(b)
                                                                                     -----------     -----------
     Total from investment operations, applicable to common shareholders                    2.49            1.21
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From net investment income                                                              (0.65)          (0.39)
   From return of capital                                                                     --           (0.01)
   From net realized gains                                                                    --           (0.16)
                                                                                     -----------     -----------
     Total distributions declared to common shareholders                                   (0.65)          (0.56)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $     12.49     $     10.65
Total return (c)                                                                           23.43%          12.08%(d)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

COMMON SHARE INFORMATION AT END OF PERIOD:
Net assets, end of period (000's)                                                    $    73,050     $    59,194
Ratios based on net assets of common shares
   Net expenses                                                                             6.00%           5.90%
   Net investment income (e)                                                                5.75%           6.48%

COMMON AND PREFERRED SHARE INFORMATION AT END OF PERIOD:
Ratios based on net assets of common and preferred shares
   Net expenses                                                                             5.96%           5.85%
   Net investment income                                                                    5.66%           6.37%
   Portfolio turnover                                                                      72.54%          50.37%(d)

PREFERRED SHARE INFORMATION AT END OF PERIOD:
Aggregate amount outstanding, end of period (000's)                                  $       411     $       411
Asset coverage per share(f)                                                          $   177,737     $   145,024

----------
(a) Restoration Opportunities Fund commenced investment operations on May 18, 2005.

(b)   Represents less than $0.005 per common share equivalent.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Not annualized.

(e) Net investment income ratio does not reflect payment to preferred shareholders. The ratio reflecting such payment was 5.70% and 6.42% for the year ended December 31, 2006 and the period ended December 31, 2005, respectively.

(f) Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

                            See accompanying Notes to Financial Statements. | 11

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

NOTE 1. ORGANIZATION

Restoration Opportunities Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a nondiversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks to achieve high total returns, while minimizing losses.

COMMON SHARES

The Fund may issue an unlimited number of common shares, par value $0.001 per share ("Common Shares"). The Fund offers a single class of Common Shares, Class Z.

PREFERRED SHARES

The Fund is authorized to issue up to 5,000 shares of Series P Preferred Shares ("Series P Shares"). Series P Shares pay cumulative preferential dividends of approximately 8% per year and are preferred as to liquidation value over the Common Shares. The purchase price for each Series P Shares is $1,000. The Series P Shares have a liquidation preference equal to $1,000 (the "Liquidation Preference") plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. On or after the fifth anniversary of the commencement of the Fund's operations, holders of Series P Shares have the right, on not less than 90 days prior written notice to the Fund, to sell such Series P Shares to the Fund at an amount equal to the Liquidation Preference plus accumulated but unpaid dividends. The right of the holders of Series P Shares to sell their shares to the Fund requires Series P Shares to be presented as a liability for financial reporting purposes. The Fund will not issue Series P Shares unless immediately thereafter the Series P Shares have asset coverage of at least 200%.

The Fund is also authorized to issue one share of Series S Preferred Shares ("Special Share"). The Special Share will have a liquidation preference equal to $1,000 plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time after the termination for any or no reason of the investment management agreement in accordance with the provisions thereof in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. The Fund will not issue Series P Shares or a Special Share ("Preferred Shares") unless immediately thereafter the Preferred Shares have an asset coverage of at least 200%. As of December 31, 2006, the Special Share had not been issued.

The Preferred Shares are senior to and have certain class-specific preferences over the Common Shares. Under the 1940 Act, the Preferred Shares must have the right to elect at least two Trustees at all times and a majority of the Trustees in the event of serious dividend arrearages. Preferred Shares also have certain class voting rights under the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

FUND VALUATION

The net asset value of the Fund's Common Shares is calculated as of the last business day of each month, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by Highland Capital Management, L.P. ("Highland" or the "Investment Adviser") or the Board of Trustees, in accordance with the valuation policies and guidelines approved from time to time by the Board of Trustees. The net asset value is calculated by dividing the value of the Fund's net assets attributable to Common Shares by the numbers of Common Shares outstanding. The value of the Fund's net assets available to Common Shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of its Preferred Shares.

SECURITY VALUATION

In computing the Fund's net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation

12 | Annual Report

--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

day will be valued by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund's net asset value), such securities are valued at their fair value, as determined by the Investment Adviser in good faith in accordance with procedures approved by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4 PM London Time Spot Rate.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FOREIGN CURRENCY

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are distributed each year based on the criteria set forth below. Holders of Series P Shares are entitled to receive cumulative dividends in the amount of 8% per year of $1,000 for each Series P Share owned. Dividends to holders of Common Shares will consist of all net investment income remaining after the payment of dividends on the Series P Shares. Capital gain dividends, deemed capital gain dividends and ordinary income dividends will be allocated between the holders of Common Shares and Series P Shares in proportion to the total dividends paid during the taxable year. The Fund will not declare or pay any dividend with respect to Common Shares unless the Preferred Shares have asset coverage of at least 200% after deducting the amount of the dividend. Holders of Common Shares are expected to agree to reinvest all distributions.

OFFERING COSTS

Certain costs incurred in connection with the Fund offering were capitalized and were amortized on a straight-line basis over one year, beginning on the commencement of operations of the Fund. All such costs are expensed in the Statement of Operations.

STATEMENT OF CASH FLOWS

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

                                                              Annual Report | 13

--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

ADDITIONAL ACCOUNTING STANDARDS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

At this time, management is evaluating the implications of FIN 48 and SFAS 157 and their impact on the financial statements have not yet been determined.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

At December 31, 2006, the Fund had $143,532 of accumulated capital losses available to offset future gains, if any, which will expire on December 31, 2014.

Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent differences resulting primarily from tax returns of capital and partnership reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

--------------------------------------------------------------------------------
Overdistributed                    Accumulated Net
Net Investment                        Realized                        Paid-In
    Income                              Loss                          Capital
--------------------------------------------------------------------------------
   $(113,310)                          $143,949                      $(30,639)
--------------------------------------------------------------------------------

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

--------------------------------------------------------------------------------
Distributions paid from:                               2006            2005
--------------------------------------------------------------------------------
Ordinary income*                                    $3,665,191      $2,916,379
--------------------------------------------------------------------------------
Long-term capital gains                                     --              --
Return of Capital                                        5,837          51,333
--------------------------------------------------------------------------------

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Accumulated
  Capital           Undistributed          Undistributed
 and Other            Ordinary               Long-Term            Net Unrealized
   Losses              Income              Capital Gains           Appreciation
--------------------------------------------------------------------------------
 $(495,116)              $--                    $--                 $13,423,045
--------------------------------------------------------------------------------

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

--------------------------------------------------------------------------------
Unrealized appreciation                              $   17,728,316
Unrealized depreciation                                  (4,297,422)
                                                     --------------
       Net unrealized appreciation                   $   13,430,894
                                                     ==============
--------------------------------------------------------------------------------

POST OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2006, the Fund intends to elect to defer net realized capital losses incurred from November 1, 2006 through December 31, 2006 of $351,584.

NOTE 4. INVESTMENT MANAGEMENT, CARRIED INTEREST, TRUSTEE, AND OTHER FEES

MANAGEMENT FEE

Highland Capital Management, L.P. is the investment adviser to the Fund and receives an investment management fee (the "Management Fee") of 1.5% per year, calculated and paid quarterly in arrears, of the aggregate net asset value of the Fund ("Net Asset Value"). Net Asset Value shall mean the market value of all liquid securities at the time of valuation and the cost of any illiquid assets at the time of valuation. Assets are considered "illiquid" if the Investment Adviser reasonably determines, in accordance

14 | Annual Report

--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

with procedures adopted by the Board, that (i) reliable market quotations are not readily available for such security, or (ii) although reliable quotations are readily available, the majority of such securities held by accounts managed by the Investment Adviser could not be sold or disposed of in the ordinary course of business within fourteen trading days at approximately the price at which the security is valued by the Fund without significantly depressing the level of such market quotations. The limitation in (ii) above is not applicable if the inability to dispose of a majority of such securities within such period is due to the fact that the Investment Adviser is an affiliate of the issuer or possesses inside information regarding such issuer.

CARRIED INTEREST FEE

The Carried Interest is paid as a fee pursuant to the Investment Management Agreement. The Carried Interest is an amount accrued monthly and payable annually, as of December 31 of each year, to the Investment Adviser based on 20% of the Fund's realized and unrealized cumulative total return on assets attributable to the Common Shares and the Special Share. If there is a positive return through any interim month in excess of the high watermark described below, the Fund will accrue an appropriate amount in respect of the earned Carried Interest potentially payable at the end of the year. If there is a negative return in any calendar year, no Carried Interest will be paid until the negative return (as a percentage of average net assets attributable to the Common Shares and the Special Share, or, if less, as a percentage of such net assets at the time such negative return is experienced) has been recovered in full ("High Watermark Provision"). For purposes of all Carried Interest calculations, illiquid assets, as defined for purposes of the Management Fee, are valued at the lesser of cost or fair value, as determined by the Investment Adviser in good faith.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its Trustees and Officers who are "interested persons" (as defined in the 1940 Act) of the Fund and employees of the Investment Adviser. The Fund pays each Trustee who is not an interested person (as defined in the 1940 Act) of the Fund an annual retainer of $10,000 per year for services provided as a Trustee of the Fund.

NOTE 5. PORTFOLIO INFORMATION

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $50,035,845 and $44,749,990, respectively.

NOTE 6. PERIODIC REPURCHASE OFFERS

The Fund may make quarterly repurchases at NAV of up to 20% of the outstanding Common Shares that have been held for at least twelve months ("Repurchase Offers") at the option of the Board. As of December 31, 2006, the Fund has not made a Repurchase Offer.

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans ("Senior Loans") the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic foreign corporations, partnerships and other entities ("Borrowers"). If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation (the "Selling Participant"), not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry. At December 31, 2006, there were no Senior Loans purchased by the Fund on a participation basis.

NOTE 8. UNFUNDED LOAN COMMITMENTS

As of December 31, 2006, the Fund had an unfunded loan commitment of $11,517, which could be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                   Unfunded Loan
  Borrower                                                           Commitment
--------------------------------------------------------------------------------
Penda Corp.                                                           $11,517
--------------------------------------------------------------------------------

The change in unrealized gain (loss) on the unfunded commitment is recorded in the Statement of Operations.

                                                              Annual Report | 15

--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

NOTE 9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the outstanding voting securities. At December 31, 2006, the Fund owned 70,329 common shares of Trussway Industries, Inc. purchased at a cost of $1,643,211 and having a value of $6,259,281. In addition, the Fund owned $4,623,683 of senior loan notes of Trussway Industries, Inc., purchased at a cost of $4,623,683. Trussway Industries, Inc. generated interest income of $489,582 during the year ended December 31, 2006. The fair value of these investments are based on analysis performed by a third party obtained by management.

NOTE 10. SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of December 31, 2006, the value of securities loaned by the Fund was $2,757,768. The loans were secured with cash collateral of $2,827,200.

NOTE 11. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund's portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

NON-PAYMENT RISK

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

CREDIT RISK

Investments rated below investment grade are commonly referred to as high-yield, high risk or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

ILLIQUIDITY OF INVESTMENTS

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser's assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund's investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

TROUBLED, DISTRESSED OR BANKRUPT COMPANIES

The Fund invests in companies that are troubled, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants, and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

CARRIED INTEREST RISK

The Carried Interest may create an incentive for the Investment Adviser or its affiliates to make investments that are risky or more speculative than would otherwise be the case. The way in which the amount of the Carried Interest is determined may encourage the Investment Adviser to use leverage to increase the return on the Fund's investments. If the Investment Adviser acquires poorly performing assets with such leverage, the loss to the Fund could be substantial. Finally, because a portion of the Carried Interest is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether the Fund has received a cash payment, the Investment Adviser might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn Carried Interest even when the issuer would not be able to make cash payments on such securities. The foregoing risks could be increased because the Investment Adviser is not obligated to reimburse the Fund for any Carried Interest

16 | Annual Report

--------------------------------------------------------------------------------

DECEMBER 31, 2006                                 RESTORATION OPPORTUNITIES FUND

received even if the Fund subsequently incurs losses or never receives in cash income that was previously accrued.

FOREIGN SECURITIES

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund's portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

SIGNIFICANT SHAREHOLDERS

At December 31, 2006, two shareholders ("significant shareholders") owned 88.1% of the net assets applicable to Common Shares. The Fund will not accept any other subscription for Common Shares without the consent of the Board of Trustees and the written consent of the significant shareholder.

                                                              Annual Report | 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF RESTORATION OPPORTUNITIES FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Restoration Opportunities Fund (the "Fund") at December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets and cash flows and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2006 by correspondence with the custodian and the banks with whom the Fund owns participations in loans, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Dallas, Texas
February 26, 2007

18 | Annual Report

--------------------------------------------------------------------------------

FEBRUARY 26, 2007                              RESTORATION OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

The Trustees and officers serve terms of indefinite duration. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Highland Fund Complex. The business address of the Trustees and officers is c/o Highland Capital Management, L.P. Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

--------------------------------------------------------------------------------------------------------------------------------
                                    YEAR FIRST              PRINCIPAL              NUMBER OF PORTFOLIOS
                                    ELECTED OR            OCCUPATION(S)              IN HIGHLAND FUND              OTHER
                       POSITION      APPOINTED             DURING PAST               COMPLEX OVERSEEN          DIRECTORSHIPS
NAME AND AGE           WITH FUND   TO OFFICE(1)            FIVE YEARS                  BY TRUSTEE(2)                HELD
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Timothy K. Hui           Trustee       2005       Dean of Educational Resources             10                     None
(Age 58)                                          since July 2006; Assistant
                                                  Provost for Graduate Education
                                                  since July 2004; Assistant
                                                  Provost for Educational
                                                  Resources, July 2001 to June
                                                  2004, Philadelphia Biblical
                                                  University.

Scott F. Kavanaugh       Trustee       2005       Private investor since                    10                     None
(Age 46)                                          February 2004; Sales
                                                  Representative at Round Hill
                                                  Securities, March 2003 to
                                                  January 2004; Executive at
                                                  Provident Funding Mortgage
                                                  Corporation, February 2003 to
                                                  July 2003; Executive Vice
                                                  President, Director and
                                                  Treasurer, Commercial Capital
                                                  Bank, January 2000 to February
                                                  2003; Managing Principal and
                                                  Chief Operating Officer,
                                                  Financial Institutional
                                                  Partners Mortgage Company and
                                                  the Managing Principal and
                                                  President of Financial
                                                  Institutional Partners, LLC
                                                  (an investment banking firm),
                                                  April 1998 to February 2003.

James F. Leary           Trustee       2005       Managing Director, Benefit                10             Board Member of
(Age 76)                                          Capital Southwest, Inc. (a                               Capstone Series Fund,
                                                  financial consulting firm)                               Inc.
                                                  since January 1999.

Bryan A. Ward            Trustee       2005       Senior Manager, Accenture, LLP            10                     None
(Age 52)                                          (a consulting firm) since
                                                  January 2002.
--------------------------------------------------------------------------------------------------------------------------------

1 After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the Class of Trustees for which he serves. Messrs. Leary and Ward, as Class I Trustees, are expected to stand for re-election in 2007; Messrs. Hui and Kavanaugh, as Class II Trustees, are expected to stand for re-election in 2008; and Mr. Dougherty, the sole Class III Trustee, is expected to stand for re-election in 2009.

2 The Highland Fund Complex means all of the registered investment companies advised by the Investment Adviser as of the date of this table.

                                                              Annual Report | 19

--------------------------------------------------------------------------------

FEBRUARY 26, 2007                              RESTORATION OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                YEAR FIRST               PRINCIPAL              NUMBER OF PORTFOLIOS
                                                ELECTED OR             OCCUPATION(S)              IN HIGHLAND FUND         OTHER
                               POSITION          APPOINTED              DURING PAST               COMPLEX OVERSEEN     DIRECTORSHIPS
NAME AND AGE                  WITH FUND         TO OFFICE(1)             FIVE YEARS                  BY TRUSTEE(2)         HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE (3)

R. Joseph Dougherty      Trustee and Chairman       2005      Senior Portfolio Manager of the             10                None
(Age 36)                     of the Board                     Investment Adviser since 2000.
                                                              Trustee and Senior Vice
                                                              President of the funds in the
                                                              Highland Fund Complex.

OFFICERS(4)

James D. Dondero            Chief Executive         2005      President and Director of Strand           N/A                N/A
(Age 44)                 Officer and President                Advisors, Inc., ("Strand") the
                                                              General Partner of the
                                                              Investment Adviser. President of
                                                              the funds in the Highland Fund
                                                              Complex.

R. Joseph Dougherty     Senior Vice President       2005      Senior Portfolio Manager of the            N/A                N/A
(Age 36)                                                      Investment Adviser since 2000.

Mark Okada                  Executive Vice          2005      Executive Vice President of                N/A                N/A
(Age 44)                       President                      Strand and the funds in the
                                                              Highland Fund Complex; Chief
                                                              Investment Officer of the
                                                              Investment Adviser.

M. Jason Blackburn          Chief Financial         2005      Assistant Controller of the                N/A                N/A
(Age 30)                  Officer (Principal                  Investment Adviser since
                         Accounting Officer),                 November 2001. Treasurer and
                            Treasurer and                     Secretary of the funds in the
                              Secretary                       Highland Fund Complex.

Michael S. Minces          Chief Compliance         2005      Chief Compliance Officer of the            N/A                N/A
(Age 32)                        Officer                       Investment Adviser and the funds
                                                              in the Highland Fund Complex
                                                              since August 2004; Associate,
                                                              Akin Gump Strauss Hauer & Feld
                                                              LLP (law firm), October 2003 to
                                                              August 2004; Associate, Skadden,
                                                              Arps, Slate, Meagher & Flom LLP
                                                              (law firm), October 2000 to
                                                              March 2003.
------------------------------------------------------------------------------------------------------------------------------------

1 After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the Class of Trustees for which he serves. Messrs. Leary and Ward, as Class I Trustees, are expected to stand for re-election in 2007; Messrs. Hui and Kavanaugh, as Class II Trustees, are expected to stand for re-election in 2008; and Mr. Dougherty, the sole Class III Trustee, is expected to stand for re-election in 2009.

2 The Highland Fund Complex means all of the registered investment companies advised by the Investment Adviser as of the date of this table.

3 Mr. Dougherty is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with Highland.

4 Each officer also serves in the same capacity for each fund in the Highland Fund Complex.

20 | Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT
--------------------------------------------------------------------------------

TRANSFER AGENT                          The Fund mails one shareholder report to each shareholder address. If you would like more
PFPC Inc.                               than one report, please call shareholder services at 1-877-665-1287 and additional reports
101 Sabin Street                        will be sent to you.
Pawtucket, RI 02860
                                        This report has been prepared for shareholders of Restoration Opportunities Fund.
INVESTMENT ADVISER
Highland Capital Management, L.P.       A description of the policies and procedures that the Fund uses to determine how to vote
13455 Noel Road, Suite 800              proxies relating to its portfolio securities, and the Fund's proxy voting record for the
Dallas, TX 75240                        most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission's website at
INDEPENDENT REGISTERED PUBLIC           http://www.sec.gov.
ACCOUNTING FIRM
PricewaterhouseCoopers LLP              The Fund files its complete schedule of portfolio holdings with the Securities and Exchange
2001 Ross Avenue, Suite 1800            Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's
Dallas, TX 75201                        Forms N-Q are available on the Commission's website at http://www.sec.gov and also may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information
CUSTODIAN                               on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
PFPC Trust Company
8800 Tinicum Boulevard                  The Statement of Additional Information includes additional information about the Fund's
Philadelphia, PA 19153                  Trustees and is available upon request without charge by calling 1-877-665-1287.

                                                              Annual Report | 21

--------------------------------------------------------------------------------
Restoration Opportunities Fund                 Annual Report - December 31, 2006

[HIGHLAND FUNDS LOGO]

           managed by
Highland Capital Management L.P.

www.highlandfunds.com                                           HLC-ROF AR-12/06

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) Not applicable.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e) Not applicable.

     (f) The registrant's code of ethics is incorporated by reference to Exhibit
         (a)(1) to the registrant's Form N-CSR filed with the Securities and Exchange Commission on March 3, 2006 (Accession No. 0000935069-06-000673).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that James Leary is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed from the Registrant's inception on May 18, 2005 through December 31, 2005 and for the fiscal year ended December 31, 2006 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $25,000 and $49,000, respectively.

AUDIT-RELATED FEES

     (b) The aggregate fees billed from the Registrant's inception on May 18, 2005 through December 31, 2005 and for the fiscal year ended December 31, 2006 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item was $0 and $5,500, respectively. These services consisted of a review of semi-annual regulatory filing.

TAX FEES

     (c) The aggregate fees billed from the Registrant's inception on May 18, 2005 through December 31, 2005 and for the fiscal year ended December 31, 2006 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $6,000 and $6,000, respectively. These services consisted of (i) review and/or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

ALL OTHER FEES

     (d) The aggregate fees billed from the Registrant's inception on May 18, 2005 through December 31, 2005 and for the fiscal year ended December 31, 2006 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
         (c) of this Item was $0 and $0, respectively.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Audit Committee shall:

         (a) have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

         (b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

         (c)  establish,  to the extent permitted by law and deemed  appropriate
              by  the  Audit  Committee,   detailed  pre-approval  policies  and
              procedures for such services; and

         (d) consider whether the independent auditors' provision of any non-audit services to the Fund, the Fund's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $154,000 for 2005 and $200,000 for 2006.

         (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Highland Capital Management, L.P. (the "Adviser") has adopted proxy voting guidelines (the "Guidelines") that provide as follows:

o The Adviser votes proxies in respect of a client's securities in the client's best economic interests and without regard to the interests of the Adviser or any other client of the Adviser.

o Unless the Adviser otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Adviser votes proxies in a manner consistent with the Guidelines.

o        To avoid  material  conflicts  of  interest,  the  Adviser  applies the
         Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Adviser votes in accordance with the Guidelines. For clients that are registered investment companies, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Adviser will disclose the conflict and the determination of the manner in which to vote to the Fund's Board. For clients that are not investment companies, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Adviser will disclose the conflict to the client and advise the client that its securities will be voted only upon the client's written direction.

o The Adviser also may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote.

The Adviser's Guidelines address how it will vote proxies on particular types of matters such as changes in corporate government structures, adoption of options plans and anti-takeover proposals. For example, the Adviser generally will:

o support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

o support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

o oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Fund's portfolio is managed by a portfolio management team. As of the date of this filing, the members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Kurtis S. Plumer and Patrick H. Daugherty.

         KURTIS S. PLUMER, CFA - Mr. Plumer is a Partner and Senior Portfolio Manager at Highland Capital Management, L.P. ("Highland"), covering the Energy and Food sectors. Prior to joining Highland in July 1999, Mr. Plumer was a distressed high yield bond trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a corporate finance banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank's clients. Mr. Plumer has over 14 years of experience in distressed, high yield bond and leveraged loan products. Mr. Plumer earned a BBA in Economics and Finance from Baylor University and an MBA in Strategy and Finance from the Kellogg School at Northwestern University. Mr. Plumer has earned the right to use the Chartered Financial Analyst designation.

         PATRICK H. DAUGHERTY - Mr. Daugherty is a Partner at Highland and is Head of Special Situations Investments. His responsibilities include managing the Distressed Investments Group and co-managing the Private Equity Investments Group. He has formerly served as General Counsel to Highland. Prior to joining Highland in April 1998, Mr. Daugherty served as Vice President in the Corporate Finance Group at Bank of America Capital Markets, Inc (formerly NationsBanc Capital Markets, Inc.) where he originated and structured leveraged transactions of mid-cap companies located in the Southwest. Prior to joining Bank of America, Mr. Daugherty was an Associate with the law firm of Baker, Brown, Sharman and Parker in Houston, Texas where he worked with banks and financial institutions in the liquidation of various RTC portfolios. Mr. Daugherty has over 15 years of experience in distressed, high yield and corporate restructuring. He has been involved in over 100 restructurings and held steering committee positions in over 40 bankruptcies. Mr. Daugherty currently serves on the Board of Directors of Trussway Holdings, Inc. and its affiliates (as Chairman), Home Interiors & Gifts, Inc. and its affiliates (as Chairman), Nexpak Corporation and its affiliates (as Chairman), Moll Industries and its affiliates (as Chairman), and is a former board member of Norse Merchant Group and its affiliates, Ferrimorac Holdings Limited and Mariner Health Care, Inc. He received a BBA in Finance from The University of Texas at Austin and a Juris Doctorate from The University of Houston School of Law. Mr. Daugherty's professional certifications include membership in the Texas Bar Association and admittance to the American Bar Association in 1992.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

         The following tables provide information about funds and accounts, other than the Fund, for which the Fund's portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2006.

KURTIS S. PLUMER

----------------------------------------------------------------------------------------------------------------
                                   Total                         # of Accounts Managed     Total Assets with
                               # of Accounts    Total Assets    with Performance-Based     Performance-Based
       Type of Accounts           Managed        (millions)          Advisory Fee       Advisory Fee (millions)
----------------------------------------------------------------------------------------------------------------
Registered Investment                2             $1,079                  1                      $76
Companies:
----------------------------------------------------------------------------------------------------------------
Other Pooled Investment              5             $1,618                  3                    $1,068
Vehicles:
----------------------------------------------------------------------------------------------------------------
Other Accounts:                      0               $0                    0                      $0
----------------------------------------------------------------------------------------------------------------


PATRICK H. DAUGHERTY

----------------------------------------------------------------------------------------------------------------
       Type of Accounts              Total          Total Assets      # of Accounts Managed      Total Assets with
                                 # of Accounts                       with Performance-Based      Performance-Based
                                    Managed          (millions)           Advisory Fee        Advisory Fee (millions)
----------------------------------------------------------------------------------------------------------------
Registered Investment                  2               $1,079                   1                       $76
Companies:
----------------------------------------------------------------------------------------------------------------
Other Pooled Investment                4               $3,011                   2                     $2,461
Vehicles:
----------------------------------------------------------------------------------------------------------------
Other Accounts:                        0                 $0                     0                       $0
----------------------------------------------------------------------------------------------------------------

         POTENTIAL CONFLICTS OF INTERESTS

         The Investment Manager has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Manager has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Manager furnishes investment management and advisory services to numerous clients in addition to the Company, and the Investment Manager may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Investment Manager, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Company. In addition, the Investment Manager, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Manager recommends to the Company. Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Manager, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Manager may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Managers' (or its affiliates') officers, directors or employees are directors or officers, or companies as to which the Investment

Manager or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Manager includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

         The Investment Manager, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Manager. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Company. As a result, the Investment Manager will face conflicts in the allocation of investment opportunities to the Company and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Manager will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Company and such other clients or may involve a rotation of opportunities among the Company and such other clients.

         The Investment Manager and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest that may arise from time to time between the Investment Manager's fiduciary obligations to the Company and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Company and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Manager and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Manager's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in favor of the Company.

         Under current SEC regulations, the Company may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Manager (the "Unregistered Funds") in certain private placements in which the Investment Manager negotiates non-pricing terms. The Company intends to file for exemptive relief from the SEC to enable it to co-invest with other unregistered funds managed by the Investment Manager.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         As of December 31, 2006, the Investment Manager's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Investment Manager such as Option It Plan and the Long-Term Incentive Plan.

                  BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

                  DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                           OPTION IT PLAN. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Company so as to promote the success of the Company.

                           LONG TERM INCENTIVE PLAN. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating Employees based on the increased value of Highland Capital Management through the use of Long-term Incentive Units.

         Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

         The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of December 31, 2006.

 ----------------------------------------------------------------------------
     NAME OF  PORTFOLIO          MANAGER  DOLLAR  RANGES  OF EQUITY  SECURITIES
                                    BENEFICIALLY OWNED BY PORTFOLIO MANAGER
 ----------------------------------------------------------------------------
 Kurtis S. Plumer,                                        None
 ----------------------------------------------------------------------------
 Patrick H. Daugherty                                 $1 - $10,000
 ----------------------------------------------------------------------------


(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) The registrant's code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant's Form N-CSR filed with the Securities and Exchange Commission on March 3, 2006 (Accession No. 0000935069-06-000673).

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) RESTORATION OPPORTUNITIES FUND

By (Signature and Title)*  /S/ JAMES D. DONDERO
                         -------------------------------------------------------
                          James D. Dondero, Chief Executive Officer
                          (principal executive officer)

Date              MARCH 5, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES D. DONDERO
                         -------------------------------------------------------
                          James D. Dondero, Chief Executive Officer
                          (principal executive officer)

Date              MARCH 5, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ M. JASON BLACKBURN
                         -------------------------------------------------------
                          M. Jason Blackburn,  Chief Financial Officer
                          (principal financial officer)

Date              MARCH 5, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.